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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of Earliest Event Reported) May 14, 2003
                                                           ------------

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                        1-13936               52-1940834
      --------                     -------------           ----------
(State or other Jurisdiction of    (Commission             (IRS Employer
 Incorporation or Organization     File Number)           Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)







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ITEM 5.  OTHER EVENTS.
         ------------

      On May 14, 2003, BostonFed Bancorp, Inc. (the "Company") announced that each of Boston Federal Savings Bank's ("BFSB") and Broadway National Bank's ("Broadway") respective Board of Directors, and the Company as sole stockholder of each of BFSB and Broadway, approved the merger of Broadway with and into BFSB (the "Merger"). The Company is the parent company of BFSB, a federally-chartered stock savings bank, and Broadway, a national commercial bank. Subject to regulatory approvals, the Merger is anticipated to be effective in the fall of 2003.

      A press release announcing the approval of the Merger was issued on May 14, 2003, a copy of which is filed as Exhibit 99.1 to the Form 8-K and which is incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1   Press Release dated May 14, 2003.






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CONFORMED



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BOSTONFED BANCORP, INC.



Dated:  May 16, 2003                By:   /s/ John A. Simas
                                          --------------------------------------
                                          Name: John A. Simas
                                          Title:   Executive Vice President,
                                          Chief Financial Officer and Secretary



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                                  EXHIBIT INDEX


Exhibit 99.1    Press Release issued by BostonFed Bancorp, Inc. on May 14, 2003.